                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints SEAN T. LEONARD and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statements listed below, for which SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

------------------------------------------------------------------------
REGISTRANT NAME                      FILE NOS.
------------------------------------------------------------------------
VARIABLE SEPARATE ACCOUNT            002-86837 / 811-03859
                                     033-47473 / 811-03859
                                     333-25473 / 811-03859
                                     333-55740 / 811-03859
                                     333-58234 / 811-03859
                                     333-65118 / 811-03859
                                     333-58314 / 811-03859
                                     333-66114 / 811-03859
                                     333-91860 / 811-03859
                                     333-102906 / 811-03859
                                     333-134869 / 811-03859
------------------------------------------------------------------------
VARIABLE ANNUITY ACCOUNT ONE         033-32569 / 811-04296
------------------------------------------------------------------------
VARIABLE ANNUITY ACCOUNT TWO         033-81472 / 811-08626
------------------------------------------------------------------------
VARIABLE ANNUITY ACCOUNT FOUR        033-86642 / 811-08874
------------------------------------------------------------------------
VARIABLE ANNUITY ACCOUNT FIVE        333-08859 / 811-07727
                                     333-67685 / 811-07727
                                     333-66106 / 811-07727
                                     333-64338 / 811-07727
                                     333-92396 / 811-07727
                                     333-134870 / 811-07727
------------------------------------------------------------------------
VARIABLE ANNUITY ACCOUNT SEVEN       333-63511 / 811-09003
                                     333-65965 / 811-09003
------------------------------------------------------------------------
VARIABLE ANNUITY ACCOUNT NINE        333-90328 / 811-21096
                                     333-90324 / 811-21096
                                     333-88414 / 811-21096
                                     333-89468 / 811-21096
------------------------------------------------------------------------




/s/    JAMES BRACKEN                          Director                  April 25, 2012
---------------------------
       JAMES BRACKEN

/s/    JOHN Q. DOYLE                          Director                  April 25, 2012
---------------------------
       JOHN Q. DOYLE

/s/  PETER J. EASTWOOD                Director, President and           April 25, 2012
---------------------------           Chief Executive Officer
     PETER J. EASTWOOD

/s/  DAVID NEIL FIELDS                        Director                  April 25, 2012
---------------------------
     DAVID NEIL FIELDS

/s/   PETER D. HANCOCK                 Chairman and Director            April 25, 2012
---------------------------
      PETER D. HANCOCK

/s/   DAVID L. HERZOG                         Director                  April 25, 2012
---------------------------
      DAVID L. HERZOG

/s/   SEAN T. LEONARD           Director, Senior Vice President and     April 25, 2012
---------------------------           Chief Financial Officer
      SEAN T. LEONARD

/s/ MONIKA MARIA MACHON                       Director                  April 25, 2012
---------------------------
    MONIKA MARIA MACHON

/s/  RALPH W. MUCERINO                        Director                  April 25, 2012
---------------------------
     RALPH W. MUCERINO

/s/ SIDDHARTHA SANKARAN                       Director                  April 25, 2012
---------------------------
    SIDDHARTHA SANKARAN

/s/ CHRISTOPHER L. SPARRO                     Director                  April 25, 2012
---------------------------
   CHRISTOPHER L. SPARRO

/s/ MARK TIMOTHY WILLIS                       Director                  April 25, 2012
---------------------------
    MARK TIMOTHY WILLIS